                                                                EXHIBIT 10.27(b)

                                AMENDMENT NO. 1
                                      TO
                            VASTAR RESOURCES, INC.
                    SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN

                          __________________________


Pursuant to the resolutions adopted by the Board of Directors on October 15, 1997, the Vastar Resources, Inc. Supplementary Executive Retirement Plan (the "Plan") is amended effective as of November 1, 1997.

A new Article XI is added to the Plan to read as follows:


                                  "Article XI

      SPECIAL PROVISIONS APPLICABLE TO EMPLOYEES OF THE COMPANY SECONDED
                      TO SOUTHERN ENERGY MARKETING, L.P.



  SECTION 1.  AGREEMENT
  Pursuant to an agreement dated as of September 1, 1997, the ("Agreement") between the Company and Southern Company Energy Marketing L.P. ("SCEM"), certain employees of the Company were seconded to SCEM and its affiliates, and as of January 1, 1998, will become SCEM employees in connection with the occurrence of the Second Closing (as such term is defined in the Formation Agreement between the Company and SEI Holdings, Inc., dated August 8, 1997). Such employees are hereinafter referred to as "Transferees".

  SECTION 2.  RIGHTS AND BENEFITS
  The rights and benefits under the Plan of Transferees shall be governed by the Plan except as provided in this Article XI.


  SECTION 3.  EARLY COMMENCEMENT OF ALLOWANCE
  A Transferee who elects the immediate commencement of an allowance pursuant to
  Section 28 of the Vastar Resources, Inc. Retirement Plan II (the "Retirement Plan") shall be paid an allowance under the Plan effective as of the commencement date of such Transferee's allowance under the Retirement Plan. If such allowance is payable in the form of a lump sum, it shall be transferred to the Vastar Resources, Inc. Executive Deferral Plan."



  Executed this 30th day of December, 1997.


ATTEST:                                 VASTAR RESOURCES, INC.



/s/ JONATHAN D. EDELFELT                By: /s/ JEFFREY M. BENDER
-------------------------                   ---------------------
JONATHAN D. EDELFELT                        JEFFREY M. BENDER
Associate Secretary                         Vice President
                                            Human Resources

                                       2